UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021
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FRESHPET, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ		07094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information included under Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, relating to Freshpet, Inc.’s (the “Company” or “Freshpet”) preliminary estimates of certain financial information for the quarter and fiscal year ending December 31, 2020 with respect to its operational performance (the “Preliminary Information”) is incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On January 13, 2021, Freshpet issued a press release disclosing the Preliminary Information and published to the investor relations section of its website a presentation that contains the Preliminary Information and will be used by Freshpet’s management team in meetings with analysts and stockholders. A copy of the press release and presentation is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information set forth under Item 2.02 and this Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Freshpet uses the “Investors” section of its website (investors.freshpet.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

Certain statements in this Current Report (including the exhibits hereto) constitute “forward-looking” statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results, including the impact of the COVID-19 pandemic on the Company’s business. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in each of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the period ended September 30, 2020, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission.

Additionally, Exhibit 99.1 and 99.2 include certain preliminary financial estimates as of and for the periods ended December 31, 2020, for which consolidated financial statements are not yet available and for which the audit has not been completed. Such estimates are “forward-looking” statements. Our actual results remain subject to the completion of our quarter-end and year-end closing process, which includes review by management and our board of directors, including our audit committee. While carrying out such procedures, we may identify items that require us to make adjustments to such preliminary estimates. Our independent registered public accounting firm has also not audited, reviewed, compiled or performed any procedures on this preliminary financial information, and, accordingly, does not express an opinion or other form of assurance with respect thereto. Such estimated ranges are preliminary and may change. There can be no assurance that our final audited results of operations for such periods will not differ from these estimates, and any such changes could be material. Therefore, you should not place undue reliance on these preliminary estimates of our results.

Such forward-looking statements are made only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release
99.2	Investors Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: January 14, 2021	By:	/s/ Heather Pomerantz
Name: Heather Pomerantz
Title: Chief Financial Officer